UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 17, 2014
Date of Report (date of earliest event reported)

__________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2014, salesforce.com, inc. (the “Company”) entered into agreements (the “Warrant Agreements”) with each of Goldman, Sachs & Co., Deutsche Bank AG and Bank of America, N.A. (collectively, the “Counterparties”) to amend and settle early those certain warrant transactions (the “Warrants”) that the Company entered into with the Counterparties on January 12, 2010 and January 15, 2010, whereby the Company sold to the Counterparties Warrants to acquire, in the aggregate, up to approximately 26.9 million shares of the Company’s common stock at a strike price of $29.88 per share, subject to anti-dilution adjustments. In connection with the Warrant Agreements, the Company expects to issue, in the aggregate, approximately 13.5 million shares to the Counterparties to settle, via a net share settlement, the entirety of the Warrants prior to their scheduled expiration beginning in April 2015. The Company expects to complete the issuances of the shares to the Counterparties in the first quarter of its fiscal 2016.

The description of the Warrant Agreements contained herein is qualified in its entirety by reference to the Warrant Agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The shares of common stock to be issued under the Warrant Agreements are expected to be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 3(a)(9) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement between salesforce.com, inc. and Goldman, Sachs & Co., dated December 17, 2014
10.2	Letter Agreement between salesforce.com, inc. and Deutsche Bank AG, London Branch, dated December 17, 2014
10.3	Settlement Agreement between salesforce.com, inc. and Bank of America, N.A., dated December 17, 2014

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 19, 2014	salesforce.com, inc.

/s/ Mark J. Hawkins
Mark J. Hawkins, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between salesforce.com, inc. and Goldman, Sachs & Co., dated December 17, 2014
10.2	Letter Agreement between salesforce.com, inc. and Deutsche Bank AG, London Branch, dated December 17, 2014
10.3	Settlement Agreement between salesforce.com, inc. and Bank of America, N.A., dated December 17, 2014